UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Dupont Street, Suite 2J
Bellingham, WA	98225
(Address of principal executive	(Zip Code)
offices)

Registrant's telephone number, including area code (360) 255-3436

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On April 30, 2009, Pengram Corporation (the “Company”) issued 55 units (the "Issued Units") under a private placement offering approved by the Company's Board of Directors on August 17, 2008. Each Issued Unit is comprised of one $2,500, 10% convertible note (each a “Note”) and 10,000 share purchase warrants (each a “Warrant”). The Notes are due on October 31, 2010, bearing interest at 10% per annum payable annually and may be converted into such number of shares of the Company’s common stock as shall be equal to the principal amount of the Note to be converted divided by $0.05. Each Warrant entitles the holder to purchase three shares of the Company's common stock at an aggregate purchase price of $0.25 for a one year period ending April 29, 2010. Upon issuance of the 55 Issued Units, the Company's Board of Directors terminated the offering under this private placement.

This private placement was completed pursuant to the provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company did not engage in a distribution of this offering in the United States. The investors represented that they were not US persons as defined in Regulation S, and have provided representations indicating that they were acquiring the Company’s securities for investment purposes only and not with a view towards distribution.

The proceeds of the Offering will be used to fund the Company’s business and for working capital purposes.

ITEM 7.01	REGULATION FD DISCLOSURE

PRIVATE PLACEMENT

On May 1, 2009, the Board of Directors of Pengram Corporation (the “Company”) has approved a new private placement offering of up to 3,000,000 units (the “Private Placement Units”) at a price of $0.20 per Private Placement Unit for gross proceeds of up to $600,000. Each Private Placement Unit is comprised of one share of the Company’s common stock and one share purchase warrant, with each warrant entitling the subscriber to purchase an additional share of the Company’s common stock for a period of one year following the date of issuance at an exercise price equal to $0.30 per share.

The offering will be made to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act.

The proceeds of the Offering will be used to fund acquisition and exploration of mineral properties and for working capital purposes. The Offering will be completed pursuant to the provisions of Regulation S of the Securities Act. There is no assurance that the Offering will be completed on the above terms or at all.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Securities Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: May 5, 2009
	By:	/s/ Richard W. Donaldson

RICHARD W. DONALDSON
President and Chief Executive Officer